Exhibit 1.01

AAR CORP.

Conflict Minerals Report

For the Calendar Year Ended December 31, 2017

AAR CORP. has prepared this Conflict Minerals Report (“CMR”) for the calendar year ended December 31, 2017 to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”).  The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  The Rule imposes reporting obligations on SEC registrants whose manufactured products contain certain minerals that are necessary to the functionality or production of those products.  The subject minerals are cassiterite, columbite-tantalite, gold, wolframite and their derivatives, which are limited to tin, tantalum and tungsten (the minerals and their derivatives are collectively referred to in this CMR as the “Conflict Minerals”).

AAR CORP. and its consolidated entities are collectively referred to in this CMR as “AAR,” “Company,” “we,” “us,” and “our” unless the context indicates otherwise.

1.             Company Overview

AAR provides a diversified portfolio of products and services to the worldwide aviation and government and defense markets.  Throughout calendar year 2017, we reported our activities in two business segments: Aviation Services and Expeditionary Services.

Within these two business segments, there are four AAR business units that potentially fit within the scope of the Rule for calendar year 2017.  These four business units, together with a description of the principal categories of products that were manufactured by or for those business units in calendar year 2017, are set forth below:

	Business Unit	Principal Categories of Products
1.	Mobility Systems business	Air transportable containers, air cargo pallets, palletized systems, and mobile shelters used in various military applications and humanitarian efforts
2.	Engineering Services business	Part design and fabrication, modification kit assembly and engineering for aircraft interior reconfigurations, structural and systems modifications and avionic upgrades
3.	In-Tech business	Communications systems for military and emergency services applications and equipment used to integrate such communication systems into vehicles, mobile shelters or hard-fixed facilities
4.	Composites business	Custom-designed components for modifications and upgrades to the structures, systems, avionics and cabins of commercial aircraft

In calendar year 2017, we undertook to analyze the products within these four business units to determine the use of any Conflict Minerals.  We also conducted country of origin inquiries and due diligence, as required, to determine the sourcing of any Conflict Minerals used in our products.  This CMR is based on these efforts and relates to products within the four business units that contain Conflict Minerals that are necessary to their functionality or production, and for which manufacturing was completed during calendar year 2017.

2.             Reasonable Country of Origin Inquiry (“RCOI”) Process

AAR does not purchase any raw ore or unrefined Conflict Minerals used in AAR’s products directly from mines, smelters or refiners or have any direct relationships with mines, smelters or refiners.  Therefore, we must rely on our direct suppliers to provide information on the origin of any Conflict Minerals contained in materials and components supplied to us.  Our direct suppliers are similarly reliant upon information provided by their suppliers. Accordingly, our ability to provide the required Conflict Minerals information depends on the cooperation that we receive from our direct suppliers and the cooperation they, in turn, receive from their suppliers.

Each of the four business units identified above analyzed the relevant design information, bills of materials, and material content data forms used with selected suppliers as a part of AAR’s ROCI based on the likelihood that the items purchased from those suppliers contained Conflict Minerals.  The business units surveyed the selected suppliers (the “Supplier Group”) using the Responsible Minerals Initiative Template (“RMI Template”) to facilitate disclosure and communication of information regarding smelters and refiners that provide material to our supply chain.

Our RCOI was designed to determine whether any of the Conflict Minerals may be from scrap or recycled sources or if they originated from the Democratic Republic of the Congo, the Republic of the Congo, the Central African Republic, South Sudan, Uganda, Rwanda, Burundi, Tanzania, Zambia or Angola (the “Covered Countries”).  We determined that the identification of smelters and refiners by our supply chain is the most reasonable and reliable means for us to address the source and chain of custody of Conflict Minerals in our supply chain.

The Supplier Group responses to our surveys revealed that: some of the Conflict Minerals used in AAR’s products may be from scrap or recycled sources; some of the Conflict Minerals used in AAR’s products are sourced from outside the Covered Countries; and some of the Conflict Minerals used in AAR’s products are or may be sourced from the Covered Countries.  Since we identified some sourcing from the Covered Countries that were not recycled or scrap services, we proceeded to perform the due diligence described below.

3.                                                         Due Diligence Process

3.1                       Due Diligence Framework

The Company designed its due diligence measures to conform, in all material respects, to the Organisation for Economic Co-operation and Development (“OECD”)  Due Diligence Guidance for Responsible Supply Chains of Minerals from the Conflict-Affected and High-Risk Areas: Third Edition (2016), including the related supplements for gold and for tin, tantalum and tungsten (collectively, the “OECD Framework”).

3.2                       Due Diligence Performed

3.2.1        Establish Strong Company Management Systems

(a)        Conflict Minerals Policy

We adopted a conflict minerals policy that includes a statement on AAR’s commitment to working with our global supply chain to ensure compliance with the Rule. AAR’s expectations for its suppliers to participate in our conflict minerals compliance program are also set forth in the policy.  The policy is publicly available on our website at www.aarcorp.com under “Investor Relations” in the “Corporate Governance” section.  A copy of the policy has also been distributed to employees at the identified business units as part of the training conducted during the implementation of our conflict minerals compliance program in calendar year 2017.

(b)                                 Internal Conflict Minerals Compliance Team

The Company’s General Counsel leads a team of employees who are responsible for implementing AAR’s conflict minerals compliance program and executing the supply chain reasonable country of origin and due diligence processes (the “Compliance Team”).  The Compliance Team includes employees from each of the four identified business units who work in functions such as design engineering, production or program management, and supply chain.  We also retained outside specialist consultants to advise us in connection with our conflict mineral compliance program.

(c)                                  System of Controls and Transparency over the Mineral Supply Chain

Because we do not have direct relationships with smelters or refiners, the Compliance Team continued to survey the Supplier Group using the CFSI Template which requires the Supplier Group to work with their upstream supply chain to identify the smelters and refiners that process the Conflict Minerals used in our products.

(d)                                 Company Engagement with Suppliers

The Compliance Team e-mailed the respective members of the Supplier Group to explain AAR’s obligations under the Rule and to outline AAR’s expectations for the Supplier Group to cooperate with AAR’s request for assistance.  The identified business units also used (a) supplier questionnaires to facilitate identifying the need to gather conflict minerals information at the time of engagement, and (b) supplier terms and conditions in supplier contracts to establish obligations and, where appropriate, financial incentives or penalties for suppliers to cooperate with AAR’s conflict minerals compliance efforts.  We also worked with our Supplier Group to answer questions and provide guidance on our conflict minerals policy or program.

(e)                                  Grievance Mechanism

AAR maintains an employee hotline that allows employees, suppliers and other third parties to report, (anonymously, if desired) any questions, concerns or violations of the Company’s standards of conduct, policies, and applicable laws and regulations.  AAR has also established an e-mail account which any party can use to report questions specifically related to our conflict minerals policy or program.

3.2.2        Identification and Assessment of Risk in the Supply Chain

The Compliance Team tracked the Supplier Group’s completion of the RMI Templates.  The Compliance Team reviewed responses from the Supplier Group to identify where a supplier indicated that it was sourcing from a Covered Country.  The Compliance Team also tracked the disclosure of smelters to determine whether smelters were sourcing from a Covered Country and, if so, whether those smelters had been certified as conflict-free.

3.2.3        Strategy to Respond to Identified Risks

We developed a risk management plan to address concerns that a supplier may be selling items to AAR that contain Conflict Minerals sourced from the Covered Countries through a non-certified smelter.  If a supplier indicates that items it sells to AAR may contain Conflict Minerals sourced from a non-certified smelter in a Covered Country, we will follow up with the supplier to obtain more information, including the basis for the information provided, as well as information regarding the source and chain of custody for the subject Conflict Minerals.  Identified risks will be reported to AAR’s General Counsel who will work with the Compliance Team and ultimately members of senior management to determine appropriate follow-up actions, if any, to mitigate risks.

Our conflict minerals policy states that, if a supplier is unwilling to support AAR in its conflict minerals compliance efforts, AAR and its subsidiaries may take remediation steps, up to and including terminating the supplier and pursuing alternative sourcing arrangements.  We also state in our policy that AAR and its subsidiaries may take remediation steps if a supplier cannot determine whether its materials or products contain Conflict Minerals sourced from the Covered Countries. To date, we have not had any instances where it was necessary to terminate or take other remedial action with a supplier.

3.2.4        Independent Third-Party Audits of Due Diligence Practices at Smelters and Refiners

We do not have any direct relationships with smelters or refiners and, therefore, rely upon the Responsible Minerals Assurance Process (“RMAP”) and other industry validation efforts to perform this audit requirement.  We validate whether or not any Conflict Minerals sourced from the Covered Countries is conflict-free based on information provided by the Supplier Group and on the information available on the RMI website.

3.2.5        Report on Supply Chain Due Diligence

AAR’s conflicts minerals policy is posted to the Company’s public website at www.aarcorp.com under “Investor Relations” in the “Corporate Governance” section.  Upon filing our Form SD and this CMR with the SEC, a copy of those documents will also be publicly available on our website under “Investor Relations” in “Financial Reports &Filings.”

4.             Due Diligence Results

Our due diligence of our Supplier Group in 2017 yielded the following results:

•                  Based on our RCOI, we identified 139 suppliers in our Supplier Group and received responses from 126 (91%) of such suppliers, an increase over our 75% response rate in 2016. Again this year, some of the non-responding suppliers advised us that they believed they were not within the scope of the Rule.

•                  29 of the 126 responding suppliers (23%) stated that their materials and components contained Conflict Minerals within the scope of the Rule (the “Conflict Minerals Supplier Group”), and the other 97 responding suppliers (77%) stated that they were not within the scope of the Rule because their materials and components did not contain any Conflict Minerals.

•                  24 of the 29 suppliers in the Conflict Minerals Supplier Group (83%) disclosed smelters, and the remaining 5 suppliers (17%) stated that they are still in the process of identifying smelters or do not currently have the resources to make such determination (this latter group included suppliers who act merely as distributors of materials and components to AAR).

•                  The 24 suppliers in the Conflict Minerals Supplier Group who disclosed smelters disclosed a total of 553 alleged smelters, of which AAR confirmed that 316 were listed on the RMI’s Standard Smelter List and thus qualify as actual smelters.

Attachment A lists the smelters and refiners identified by our suppliers as being part of our 2017 supply chain. It also includes the following information for each listed smelter/refiner: the subject Conflict Mineral; the name of the smelter/refiner; the country in which the smelter/refiner is located; and the status of the smelter/refiner as of May 29, 2018. Some of our suppliers may have reported smelters/refiners that were not in our supply chain due to over-inclusiveness in the information they received from their suppliers or for other reasons. In addition, the smelters/refiners listed may not be all of the smelters/refiners in our 2017 supply chain because (i) some of our suppliers were not able to identify all of the smelters/refiners used to process the necessary Conflict Minerals contained in our in-scope products and (ii) not all of our suppliers responded to our inquiries.

•                  2 suppliers of the 24 suppliers in the Conflict Minerals Supplier Group who disclosed smelters claim that they source from a Covered Country.

•                  1 of the 2 suppliers claiming to source from a Covered Country disclosed conformant smelters under the RMAP protocols as posted on their website as of April 25, 2018.

Based on the due diligence results of our RCOI, AAR is not aware that any Conflict Minerals contained in our manufactured products financed or benefitted, directly or indirectly, any armed groups in the Covered Countries.

5.        Risk Mitigation Steps

We will continue to take the following steps to improve our due diligence efforts and to mitigate further any future risk that our products contain Conflict Minerals that could finance or benefit armed groups in the Covered Countries:

(a)               Continue to communicate to our Supplier Group our expectations and information requirements for our conflict minerals compliance program;

(b)               Continue to work with and train our in-scope suppliers in order to increase our survey response rate and obtain more complete and consistent information on the origin and chain of custody of Conflict Minerals contained in items sold to AAR;

(c)                Include provisions in new or renewed agreements with suppliers, including members of the Supplier Group, to establish obligations and, where appropriate, financial incentives or penalties for such suppliers to cooperate with AAR’s compliance efforts as required by the Rule;

(d)               Work with the OECD and relevant trade associations to identify and improve best practices and encourage responsible sourcing of Conflict Minerals; and

(e)                Review the potential opportunities and advantages of using automated tools to assist with reasonable country of origin and due diligence processes.

6.            Independent Audit

This CMR is not subject to an independent audit under the Rule because we are not declaring that our products are DRC Conflict-Free.

Forward-Looking Statements

This CMR contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on beliefs of Company management, as well as assumptions and estimates based on information currently available to the Company, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, including those factors discussed under Item 1A, entitled “Risk Factors,” included in the Company’s Form 10-K for the fiscal year ended May 31, 2017.  Should one or more of these risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described. These events and uncertainties are difficult or impossible to predict accurately and many are beyond the Company’s control. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. For additional information, see the comments included in AAR’s filings with the Securities and Exchange Commission.

Attachment A

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Unknown
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Conformant
Gold	African Gold Refinery	UGANDA	Unknown
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Conformant
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES	Conformant
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Conformant
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Conformant
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Conformant
Gold	Argor-Heraeus S.A.	SWITZERLAND	Conformant
Gold	Asahi Pretec Corp.	JAPAN	Conformant
Gold	Asahi Refining Canada Ltd.	CANADA	Conformant
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Asaka Riken Co., Ltd.	JAPAN	Conformant
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Unknown
Gold	AU Traders and Refiners	SOUTH AFRICA	Conformant
Gold	Aurubis AG	GERMANY	Conformant
Gold	Bangalore Refinery	INDIA	Active
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Conformant
Gold	Boliden AB	SWEDEN	Conformant
Gold	C. Hafner GmbH + Co. KG	GERMANY	Conformant
Gold	Caridad	MEXICO	Unknown
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Conformant
Gold	Cendres + Metaux S.A.	SWITZERLAND	Conformant
Gold	Chimet S.p.A	ITALY	Conformant
Gold	Chugai Mining	JAPAN	Unknown
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Unknown
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Unknown
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Conformant
Gold	Dowa	JAPAN	Conformant
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Active
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Conformant
Gold	Eco-System Recycling Co., Ltd.	JAPAN	Conformant
Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA	Unknown
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Conformant
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Unknown
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Unknown

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Conformant
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Unknown
Gold	Guangdong Jinding Gold Limited	CHINA	Unknown
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Unknown
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Unknown
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Heimerle + Meule GmbH	GERMANY	Conformant
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Conformant
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	Conformant
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Unknown
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Unknown
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Conformant
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	Istanbul Gold Refinery	TURKEY	Conformant
Gold	Italpreziosi	ITALY	Conformant
Gold	Japan Mint	JAPAN	Conformant
Gold	Jiangxi Copper Co., Ltd.	CHINA	Conformant
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Unknown
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Conformant
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Conformant
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Unknown
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Unknown
Gold	Kazzinc	KAZAKHSTAN	Conformant
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Conformant
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Active
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Conformant
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	Kyrgyzaltyn JSC	KAZAKHSTAN	Conformant
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Unknown
Gold	L’azurde Company For Jewelry	SAUDI ARABIA	Unknown
Gold	Lingbao Gold Co., Ltd.	CHINA	Unknown
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Unknown
Gold	L’Orfebre S.A.	ANDORRA	Active
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Conformant
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Unknown
Gold	Marsam Metals	BRAZIL	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Gold	Materion	UNITED STATES OF AMERICA	Conformant
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Conformant
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Conformant
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Conformant
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Conformant
Gold	Metalor Technologies S.A.	SWITZERLAND	Conformant
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Conformant
Gold	Mitsubishi Materials Corporation	JAPAN	Conformant
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Conformant
Gold	Modeltech Sdn Bhd	MALAYSIA	Active
Gold	Morris and Watson	NEW ZEALAND	Unknown
Gold	Morris and Watson Gold Coast	AUSTRALIA	Unknown
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Conformant
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Conformant
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Unknown
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Active
Gold	Nihon Material Co., Ltd.	JAPAN	Conformant
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Conformant
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Conformant
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Conformant
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION	Conformant
Gold	PAMP S.A.	SWITZERLAND	Conformant
Gold	Pease & Curren	UNITED STATES OF AMERICA	Unknown
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Unknown
Gold	Planta Recuperadora de Metales SpA	CHILE	Conformant
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Conformant
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Conformant
Gold	PX Precinox S.A.	SWITZERLAND	Conformant
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Conformant
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Unknown
Gold	Remondis Argentia B.V.	NETHERLANDS	Active
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA	Conformant
Gold	Royal Canadian Mint	CANADA	Conformant
Gold	SAAMP	FRANCE	Conformant
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Unknown
Gold	Safimet S.p.A	ITALY	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Gold	SAFINA A.S.	CZECH REPUBLIC	Conformant
Gold	Sai Refinery	INDIA	Unknown
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Conformant
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Unknown
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Conformant
Gold	Schone Edelmetaal B.V.	NETHERLANDS	Unknown
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Conformant
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Unknown
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Conformant
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Conformant
Gold	Singway Technology Co., Ltd	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Conformant
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Conformant
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Unknown
Gold	Sudan Gold Refinery	SUDAN	Unknown
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Conformant
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Gold	T.C.A S.p.A	ITALY	Conformant
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Conformant
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Conformant
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Conformant
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Unknown
Gold	Tony Goetz NV	BELGIUM	Unknown
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Unknown
Gold	Torecom	KOREA, REPUBLIC OF	Conformant
Gold	Umicore Brasil Ltda.	BRAZIL	Conformant
Gold	Umicore Precious Metals Thailand	THAILAND	Conformant
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Conformant
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Conformant
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	Unknown
Gold	Valcambi S.A.	SWITZERLAND	Conformant
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Conformant
Gold	WIELAND Edelmetalle GmbH	GERMANY	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Gold	Yamakin Co., Ltd.	JAPAN	Conformant
Gold	Yokohama Metal Co., Ltd.	JAPAN	Conformant
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Unknown
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Conformant
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Conformant
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Conformant
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Conformant
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	F&X Electro-Materials Ltd.	CHINA	Conformant
Tantalum	FIR Metals & Resource Ltd.	CHINA	Conformant
Tantalum	Global Advanced Metals Aizu	JAPAN	Conformant
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Conformant
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Conformant
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Conformant
Tantalum	H.C. Starck Co., Ltd.	THAILAND	Conformant
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Conformant
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Conformant
Tantalum	H.C. Starck Ltd.	JAPAN	Conformant
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY	Conformant
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Conformant
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	Conformant
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA	Conformant
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	KEMET Blue Metals	MEXICO	Conformant
Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA	Conformant
Tantalum	LSM Brasil S.A.	BRAZIL	Conformant
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	Conformant
Tantalum	Mineracao Taboca S.A.	BRAZIL	Conformant
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Conformant
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Conformant
Tantalum	NPM Silmet AS	ESTONIA	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF	Conformant
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Conformant
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tantalum	RFH Tantalum Smeltery Co., Ltd./Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Conformant
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Conformant
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Conformant
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Conformant
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Conformant
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Conformant
Tin	Alpha	UNITED STATES OF AMERICA	Conformant
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Unknown
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Conformant
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Conformant
Tin	China Tin Group Co., Ltd.	CHINA	Conformant
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Unknown
Tin	CV Ayi Jaya	INDONESIA	Conformant
Tin	CV Dua Sekawan	INDONESIA	Conformant
Tin	CV Gita Pesona	INDONESIA	Conformant
Tin	CV Serumpun Sebalai	INDONESIA	Conformant
Tin	CV Tiga Sekawan	INDONESIA	Conformant
Tin	CV United Smelting	INDONESIA	Conformant
Tin	CV Venus Inti Perkasa	INDONESIA	Conformant
Tin	Dowa	UNITED STATES OF AMERICA	Conformant
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Unknown
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Estanho de Rondonia S.A.	BRAZIL	Unknown
Tin	Fenix Metals	POLAND	Conformant
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Conformant
Tin	Gejiu Jinye Mineral Company	CHINA	Conformant
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Conformant
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Conformant
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Conformant
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Unknown

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Conformant
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Conformant
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Conformant
Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA	Conformant
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Conformant
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL	Conformant
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Conformant
Tin	Melt Metais e Ligas S.A.	BRAZIL	Conformant
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Conformant
Tin	Metallo Belgium N.V.	BELGIUM	Conformant
Tin	Metallo Spain S.L.U.	SPAIN	Conformant
Tin	Mineracao Taboca S.A.	BRAZIL	Conformant
Tin	Minsur	PERU	Conformant
Tin	Mitsubishi Materials Corporation	JAPAN	Conformant
Tin	Modeltech Sdn Bhd	MALAYSIA	Active
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA	Conformant
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Unknown
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Conformant
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Conformant
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Conformant
Tin	Pongpipat Company Limited	MYANMAR	Unknown
Tin	PT Aries Kencana Sejahtera	INDONESIA	Conformant
Tin	PT Artha Cipta Langgeng	INDONESIA	Conformant
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Conformant
Tin	PT Babel Inti Perkasa	INDONESIA	Conformant
Tin	PT Bangka Prima Tin	INDONESIA	Conformant
Tin	PT Bangka Serumpun	INDONESIA	Conformant
Tin	PT Bangka Tin Industry	INDONESIA	Conformant
Tin	PT Belitung Industri Sejahtera	INDONESIA	Conformant
Tin	PT Bukit Timah	INDONESIA	Conformant
Tin	PT DS Jaya Abadi	INDONESIA	Conformant
Tin	PT Eunindo Usaha Mandiri	INDONESIA	Conformant
Tin	PT Inti Stania Prima	INDONESIA	Conformant
Tin	PT Karimun Mining	INDONESIA	Conformant
Tin	PT Kijang Jaya Mandiri	INDONESIA	Conformant
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Conformant
Tin	PT Menara Cipta Mulia	INDONESIA	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Tin	PT Mitra Stania Prima	INDONESIA	Conformant
Tin	PT Panca Mega Persada	INDONESIA	Conformant
Tin	PT Prima Timah Utama	INDONESIA	Conformant
Tin	PT Refined Bangka Tin	INDONESIA	Conformant
Tin	PT Sariwiguna Binasentosa	INDONESIA	Conformant
Tin	PT Stanindo Inti Perkasa	INDONESIA	Conformant
Tin	PT Sukses Inti Makmur	INDONESIA	Conformant
Tin	PT Sumber Jaya Indah	INDONESIA	Conformant
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA	Conformant
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA	Conformant
Tin	PT Tinindo Inter Nusa	INDONESIA	Conformant
Tin	PT Tommy Utama	INDONESIA	Conformant
Tin	Resind Industria e Comercio Ltda.	BRAZIL	Conformant
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Conformant
Tin	Soft Metais Ltda.	BRAZIL	Conformant
Tin	Super Ligas	BRAZIL	Unknown
Tin	Thaisarco	THAILAND	Conformant
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Unknown
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Conformant
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Conformant
Tin	Yunnan Tin Company Limited	CHINA	Conformant
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN	Conformant
Tungsten	ACL Metais Eireli	BRAZIL	Conformant
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Conformant
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Conformant
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Conformant
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY	Conformant
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Conformant

Metal	Smelter/Refiner Name	Smelter/Refiner Country	Smelter Status (as of 5.29.18)
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Conformant
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Conformant
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Unknown
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Conformant
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Conformant
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA	Unknown
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	Unknown
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Conformant
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Conformant
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Conformant
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Conformant
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Conformant
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	Conformant
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Conformant
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Conformant
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	Conformant
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Conformant
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Conformant
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	Conformant
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Conformant
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Conformant
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Conformant
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Conformant
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Conformant